Ixo-vec Phase 2 Initial LUNA Safety and Efficacy Data Q1’24 Exhibit 99.1

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Ixo-vec IVT Gene Therapy is Designed to Provide Continuous Delivery of Aflibercept for Long-term nAMD Management and Preservation of Vision

AAV2.7m8 capsid engineered via directed evolution for enhanced transduction carrying a coding sequence for the anti-VEGF protein aflibercept


AAV2.7m8 capsid
Promoter
Aflibercept (anti-VEGF)

Following a one-time IVT Ixo-vec injection, transduced retinal cells become the source of continual aflibercept production



IVT injection of Ixo-vec

Long-term data from the FIH OPTIC study demonstrate sustained efficacy outcomes through 3 years

OPTIC 2x10[11] vg/eye Participant with No Supplemental anti-VEGF Injections Through 3 Years



Baseline
BCVA (ETDRS): 75

Year 3
BCVA (ETDRS): 80

IVT: intravitreal; FIH: first-in-human
Grishanin, R, et.al. Molecular Ther 2019; 27(1), 118-129; Khanani AM et al. Lancet eClinical Medicine. 2024; Regillo CD. AAO Annual Meeting 2023. San Francisco, CA

3

Demonstrated Clinical Activity Reduction in Treatment Burden in patients requiring > 9 annualized anti-VEGF injections: >90% reduction in anti-VEGF injections 85% and 68% of patients remain free of injections at 6 months at 2E11 and 6E10 doses Visual Acuity: maintained BCVA at both doses Anatomic Endpoints: demonstrated stable CST at both doses Improved Safety Profile and Promising Prophylaxis: Promising local prophylactic options identified: Ozurdex + difluprednate drops led to > 90% of patients having no or minimal inflammation (0 or 0.5+ AC cells) Inflammation (primarily AC cells) responsive to local corticosteroids per protocol; no Ixo-vec related SAEs Key Takeaways Potential Best-In-Class Activity, Improved Safety Profile and Promising Prophylaxis for Pivotal Program Preliminary analysis of an ongoing trial, results may change.

Envisioning the Future of Treatment for Wet AMD, Leading Cause of Blindness in Patients Over 65

1.5M patients U.S.[1,2] **20M** worldwide.[1,2]

~200,000 new cases every year.[1,2]



Up to 42% develop bilateral disease within 2-3 years of initial diagnosis[7]

Today		Tomorrow
Life Long IVT Injections		**Gene Therapy's Potential**
Real world loss of vision[3,4]	→	**Lifetime vision preservation**
Lifetime injections burden	→	**One and done outpatient IVT**
13% of Medicare Part B cost[5] $139B due to vision loss[6]	→	**Direct and indirect health-system savings**

[1] Bright Focus Foundation. Age-Related Macular Degeneration: Facts & Figures. [2] Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta-analysis. Lancet Glob Health. 2014;2:106–16. [3] Holz FG et al. Br J Ophthalmol 2015; 99 (2): 220–226. [4] Khanani A, et al. Ophthal. Retina 2020 Feb; 4(2):122-123. [5] CMS/Office of Enterprise Data & Analytics (OEDA), January 2022. Nguyen X. Nguyen, T. Anders Olsen, Steven H. Sheingold, and Nancy Delew. Medicare Part B Drugs: Trends in Spending and Utilization, 2008- 2021. Washington, DC: Office of the Assistant Secretary for Planning and Evaluation, U.S. Department of Health and Human Services. June, 2023. [6] In 2021; based on Department of HHS and corporate anti-VEGF revenue reports. [7] Gangnon RE et al. (2015) JAMA Ophthalmol; 133 (2): 125–132. Rasmussen A. et al., (2017) Eye 31, 978–980 (2017). Wong TY, et al. (2020) Retina. 40, 599-611 Zarranz-Ventura J et al. (2014). Ophthalmology; 121 (10): 1966–1975.

5

ADVERUM

Ixo-vec May Preserve Vision Over Time With a Single Injection



Ixo-vec
Aflibercept Levels

Continuous stable aflibercept levels (4.5 years demonstrated in OPTIC)



SoC
Aflibercept Levels
Missed Injection
Missed Injection
Missed Injection

Bolus injections AND undertreatment lead to fluctuations in anti-VEGF

Illustrative Long-Term Vision Outcome



Visual Acuity
(letter change from baseline)
15
10
5
0
-5
-10
-15
-20
0
1
2
3
4
5
6
7
8
9
10
Years
Ixo-vec*
Real-world evidence
Up to 57% STOP anti-VEGF
over 5 years**

*SoC curve is based on CATT, HARBOR, and 7UP extension out to 5 years, with years 5-10 modeled. Sources: Weng CY, Singh RP, Gillies MC, Regillo CD. Optimizing Visual Outcomes in Patients With Neovascular Age-Related Macular Degeneration: the Potential Value of Sustained Anti-VEGF Therapy. Ophthalmic Surg Lasers Imaging Retina. 2023 Nov;54(11):654-659, *Potential Ixo-vec curve illustrated based on OPTIC results Khanani et al. Lancet eClinical Medicine -- THE LANCET Discovery Science 2024. **Boulanger-Scemama E, et al. Ranibizumab for exudative age-related macular degeneration: A five year study of adherence to follow-up in a real-life setting. J Fr Ophtalmol. 2015;38:620–7.*

6

ADVERUM

The Evolution of Wet AMD Treatment and Potential Future Advancements

Past — **Present** — **Future**

Prevention of significant vision loss

Gain of vision on treatment initiation

+ Extended durability

Reduction in treatment burden

+ Preservation and/or vision gain



Laser Photocoagulation

Visudyne® verteporfin for injection

Verteporfin Photodynamic Therapy (PDT)

1st Generation	2nd Generation	TKIs	Gene Therapy
AVASTIN® bevacizumab	EYLEA® HD (aflibercept) Injection 8 mg	CLEARSIDE BIOMEDICAL CLS-AX	ADVERUM Ixo-vec
LUCENTIS® RANIBIZUMAB INJECTION	VABYSMO™ faricimab-svoa injection 6 mg	Ocular Therapeutix™ Axpaxli	4DMT 4D-150
EYLEA® (aflibercept) Injection For Intravitreal Injection		EYEPOINT™ PHARMACEUTICALS EYP-1901	REGENXBIO® ABBV-RGX-314
4-8 weeks	4-16 weeks	~6 months	≥ 3 years to lifetime

TKI = tyrosine kinase inhibitors; 1-3 lead-in aflibercept injections required as part of trial design.

7

ADVERUM

OPTIC Data Suggest Potential Best-in-Class Reduction in Injections, Vision Preservation > 3 Years, and Aflibercept Up to 4.5 Years *Cataract surgery Khanani et al. Lancet eClinincal Medicine – THE LANCET Discovery Science. 2024; Regillo CD. AAO Annual Meeting 2023. San Francisco, CA OPTIC Key Takeaways Durability demonstrated with aflibercept levels to 4.5 years in the longest wet AMD IVT gene therapy dataset Highest 3-year % injection free Greatest annualized injection rate reduction 2E11 dose well tolerated through 3 years of follow-up 53% of Patients Free of Injections Through 3 Years

LUNA Phase 2 Trial in Previously Treated Patients with Wet AMD

LUNA

Multicenter, double-masked, randomized, parallel-group Phase 2 study

Key inclusion criteria: demonstrated response to anti-VEGF therapy and under active treatment for CNV secondary to nAMD (received a minimum of 2 injections within 4 months of entry), study eye BCVA in the range of 25 – 83 ETDRS letters



Aflibercept IVT 2mg
RANDOMIZATION
DAY 1: IVT Ixo-vec
WEEK 26: Interim Analysis
WEEK 52: Primary Endpoint
FIVE YEAR: EXT Completion
Screening Period
2x10^11 vg/eye (n=30)
6x10^10 vg/eye (n=30)
Long-term extension ends at year five
Corticosteroid prophylaxis (21 weeks post-dose)

Corticosteroid Prophylaxis

- Difluprednate 22 wks ± prednisone oral 10 wks
- Ozurdex IVT + difluprednate after week 4 ± prednisone oral 10 wks
- Randomized 2:1 local versus local + oral

Supplemental Injection Criteria

- Increase in CST > 75 µm from BL confirmed by the CRC **OR**
- Loss of ≥ 10 letters in BCVA from BL due to new/worsening IRF or SRF **OR**
- New vision-threatening hemorrhage due to nAMD

Study timeline and length of arrows depicted are not to scale
Protocol amended early in study to include difluprednate after week 4 to match the taper in difluprednate regimens.

9

ADVERUM

LUNA Study Disposition (as of 15 Nov 2023)

Participant Disposition	
Number of subjects randomized and dosed with Ixo-vec	60
Number of participants who completed Week 14	54
Number of participants who completed Week 26	26
Number of participants who discontinued after Ixo-vec dosing	2
Reason for discontinuation (not related to Ixo-vec)	
• Death (Abdominal mesenteric mass, multiple organ failure, and septic shock – not related to study drug)	1
• Adverse event (Dementia – not related to study drug)	1
Patients who received at least one injection of anti-VEGF agent in year prior to Screen	
• Aflibercept	43 (72%)
• Bevacizumab	15 (25%)
• Ranibizumab	15 (25%)
• Faricimab	10 (17%)
• Other	1 (2%)

A prespecified interim analysis will be conducted when all participants complete their 26-week study visit

10 *Safety outcomes, AH aflibercept levels, BCVA, and CST current through 15Nov2023. Supplemental anti-VEGF data current through 02Jan2024.*

ADVERUM

LUNA Demographics and Baseline Characteristics Demographics and Baseline Characteristics Ixo-vec 6E10 vg/eye N = 30 Ixo-vec 2E11 vg/eye N = 30 LUNA Total N = 60 OPTIC N = 30 Mean age, years (SD) 75.4 (8.2) 77.7 (7.4) 76.6 (7.8) 79.0 (7.3) Female, n (%) 16 (53%) 18 (60%) 34 (57%) 15 (50%) Race, n (%) White Asian 27 (90%) 2 (7%) 28 (93%) 2 (7%) 55 (92%) 4 (7%) 30 (100%) 0 Mean years since nAMD diagnosis in the study eye (SD) 2.9 (2.8) 2.8 (3.1) 2.8 (2.9) 3.7 (2.8) Mean annualized anti-VEGF injections in year prior to Day 1 (SD) 10.0 (1.6) 9.7 (2.5) 9.9 (2.1) 9.9 (1.9) Mean BCVA, ETDRS letters (SD) 72.9 (8.8) 71.8 (6.4) 72.3 (7.7) 65.4 (7.2) Mean CST, mm (SD) 360.6 (112.0) 340.5 (119.3) 350.6 (115.2) 397.0 (137.3) Phakic lens status, n (%) 11 (37%) 11 (37%) 22 (37%) 10 (33.3%) Data cut: 15Nov2023

Compelling Injection Reduction at 6E10 and 2E11, on Track with OPTIC 91% 90% 85% 86% 95% 94% Mean Prior Annualized Injections Mean Post-Ixo-vec Annualized Injections Data cut: 02Jan2024 OPTIC 2E11 LUNA 2E11 LUNA 6E10

Compelling Injection Free Rates at 6E10 and 2E11, on Track with OPTIC 91% 90% 85% 86% 95% 94% Mean Prior Annualized Injections Mean Post-Ixo-vec Annualized Injections OPTIC 2E11 LUNA 2E11 LUNA 6E10 Injection Free 86% 68% Injection Free 87% 85% Injection Free 80% 73% Data cut: 02Jan2024

93% Anti-VEGF Treatment Burden Reduction Across Both Doses in Patients Needing Mean > 9 Annualized Injections Before Ixo-vec Data cut: 02Jan2024. 71% reduction of annualized injections across both doses in subset of patients who received supplemental Injections. Ixo-vec 9 Participants with 1 Injection 6 Participants with >1 Injection 93% Reduction in Annualized Anti-VEGF 75%  Injection Free -1 Year 26 14 18 22 10 8 6 4 30 34 38 42 48 52 Study Week

30 30 29 30 30 29 28 23 20 13 30 30 28 30 30 29 28 23 20 12 30 30 30 30 29 29 26 21 15 12 Visual and Anatomic Outcomes in LUNA Confirm Activity Observed in OPTIC Mean CST change from baseline to last visit, μm (CI) Mean Best Corrected Visual Acuity (BCVA) Over Time by Dose Mean Central Subfield Thickness (CST) Over Time by Dose N Mean BCVA change from baseline to last visit, letters (CI) +0.5 (-2.2, 3.3) 6E10 vg/eye -1.7 (-4.5, 1.2) 2E11 vg/eye N -7.9 (-30.9, 15.0) 6E10 vg/eye -16.4 (-31.5, -1.3) 2E11 vg/eye 30 30 30 30 29 29 26 21 15 12 N N +0.2 (-4.6, 5.0) 2E11 vg/eye OPTIC (n=15) Data cut: 15Nov20323. LUNA 95% CI; OPTIC 90% CI. LUNA and OPTIC differ in study visit cadence -92.9 (-153.32, -32.55) 2E11 vg/eye OPTIC (N=15)

22 22 22 21 21 18 13 8 6 26 25 26 26 25 24 20 18 12 Stable Visual and Anatomic Control Maintained in Supplemental Injection Free Patients Mean CST change from baseline to last visit, μm (95% CI) Mean Change in BCVA Over Time in Supplemental Injection Free Participants, by Dose Mean Change in CST Over Time in Supplemental Injection Free Participants, by Dose Mean BCVA change from baseline to last visit, letters (95% CI) +2.7 (0.0, 5.4) 6x1010 vg/eye -1.2 (-4.1, 1.7) 2x1011 vg/eye -2.8 (-19.7, 14.2) 6x1010 vg/eye -14.8 (-32.1, 2.4) 2x1011 vg/eye 22 22 22 21 21 18 13 8 6 26 24 26 26 25 24 20 18 11 Data cut: 15Nov2023 N N N N

No minimum aqueous humor aflibercept threshold for clinical benefit observed Aqueous Aflibercept Levels at Both Doses in LUNA Demonstrate Ixo-vec Therapeutic Benefit Data cut: 15Nov2023. LUNA Week 14 aflibercept levels plotted for 26 of 30 individual participants. 4 samples across both the 2E11 and 6E10 doses had aqueous aflibercept levels (ELISA assay BLOQ: <25 ng/ml). Of these, 2 were free of injections and 2 had either 1 or 2 supplemental injections through at least week 26. LUNA revised to stop collection of AH samples. *Participant received supplemental aflibercept injections at weeks 36, 52, 64, 68, 76, 80, 88, 92, 100, 130, 143, 156. 58% reduction in annualized anti-VEGF injections 3 years post-Ixo-vec compared to 12 months prior to Ixo-vec. **Participant received supplemental aflibercept injections at weeks 24, 64, 72, 80, and 156. 81% reduction in annualized anti-VEGF injections 3 years post-Ixo-vec compared to 12 months prior to Ixo-vec.  At three timepoints (not indicated on plot), aflibercept levels were BLOQ.  Early aflibercept levels are associated with sustained long-term protein expression OPTIC: all patients received therapeutic benefit OPTIC 2x1011 vg/eye (n=7) LUNA 2x1011 vg/eye (n=14) LUNA 6x1010 vg/eye (n=12) Data cut: 15Nov2023 * **

Ozurdex + Difluprednate Eyedrops Identified as Potential "Go-Forward" Regimen

LUNA

LUNA Preliminary Safety Summary

- **Ixo-vec was well-tolerated, with inflammation that was responsive to protocol-defined local corticosteroids**
  - No Ixo-vec related SAEs; Ixo-vec related AEs were all mild to moderate
  - No episcleritis, vasculitis, retinitis, choroiditis, vascular occlusion or hypotony
  - Most common Ixo-vec related AEs were dose-related anterior inflammation (primarily AC cells) and anterior pigmentary changes; consistent with OPTIC 2E11

- **Local prophylaxis regimens are promising**
  - **Ozurdex + Difluprednate regimen resulted in > 90% of patients having no or minimal inflammation (0 or 0.5+ AC cells)**
  - Optimized prophylaxis resulted in an improved inflammatory profile versus OPTIC 2E11, manageable with local steroids
  - Ozurdex alone (± oral) did not provide adequate prophylaxis

- **Oral corticosteroids showed no incremental benefit**

18

Data cut: 15Nov2023. OPTIC: Khanani et al. Lancet eClinincal Medicine – THE LANCET Discovery Science. 2024

ADVERUM

Ozurdex + Difluprednate Eyedrops Identified as Potential “Go-Forward” Regimen Data cut: 15Nov2023. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells. No subject had more than 2+. * Mixed pigmented and non-pigmented cells; pc, pigmented cell. 1. Includes post-data cut review of outcomes in 4 individual patients. The second patient in the LUNA Vitreous Cells Heatmap had 0.5+ vitreous cells in both eyes starting from Week 4 with both eyes resolving at Week 18 Preliminary LUNA data confirm that ocular inflammation is primarily located in anterior chamber, mild to moderate, and responsive to local corticosteroids1 LUNA ANTERIOR CHAMBER CELLS LUNA VITREOUS CELLS GRADING SCALE

Ozurdex + Difluprednate Eyedrops Identified as Potential “Go-Forward” Regimen Preliminary LUNA data confirm that ocular inflammation is primarily located in anterior chamber, mild to moderate, and responsive to local corticosteroids1 LUNA ANTERIOR CHAMBER CELLS LUNA VITREOUS CELLS GRADING SCALE Data cut: 15Nov2023. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells. No subject had more than 2+. * Mixed pigmented and non-pigmented cells; pc, pigmented cell. 1. Includes post-data cut review of outcomes in 4 individual patients. The second patient in the difluprednate cohort had 0.5+ vitreous cells in both eyes starting from Week 4 with both eyes resolving at Week 18

Preliminary Safety Analysis
Prophylaxis for Ixo-vec IVT Gene Therapy Key Learnings

LUNA

Benefit of Difluprednate Added to Ozurdex



Highest Inflammatory AC Cell Grade
Grade 0
Grade 0.5+
Grade 1+
Grade 2+
Grade 3+
Percentage of Participants
100
90
80
70
60
50
40
30
20
10
0
16.7%
N=1
16.7%
N=1
16.7%
N=1
33.3%
N=2
16.7%
N=1
Protocol amended to add difluprednate eye drops after week 4
8.7%
17.4%
73.9%
Ozurdex ± oral prednisone (N=6)
Ozurdex + difluprednate ± oral prednisone (N=23)*

*AC: anterior chamber cell. 100% pigmented cells excluded from analysis. One participant in Ozurdex alone arm had a single visit with 3+ AC cells that responded to local corticosteroids. Protocol amended early in study to include difluprednate after week 4 to match the taper in difluprednate regimens. 4+ AC cells due to Staph. epidermidis+ endophthalmitis post-AC tap (unrelated to Ixo-vec) in one participant excluded. *Includes one subject who received Ozurdex + difluprednate with 2+ AC cells at a single timepoint during an unscheduled visit. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) criteria for white blood cells*

21

ADVERUM

Data cut: 15Nov2023

Preliminary Safety Analysis
Prophylaxis for Ixo-vec IVT Gene Therapy Key Learnings

Benefit of Difluprednate Added to Ozurdex



Highest Inflammatory AC Cell Grade
Grade 0
Grade 0.5+
Grade 1+
Grade 2+
Grade 3+
Percentage of Participants
100
90
80
70
60
50
40
30
20
10
0
16.7%
N=1
16.7%
N=1
16.7%
N=1
33.3%
N=2
16.7%
N=1
Protocol amended to add difluprednate eye drops after week 4
8.7%
17.4%
73.9%
Ozurdex ± oral prednisone (N=6)
Ozurdex + difluprednate ± oral prednisone (N=23)*

No Benefit of Oral Prednisone



Highest Inflammatory AC Cell Grade
Grade 0
Grade 0.5+
Grade 1+
Grade 2+
Percentage of Participants
100
90
80
70
60
50
40
30
20
10
0
8.8%
2.9%
8.8%
79.4%
5.0%
5.0%
25.0%
65.0%
Local Corticosteroids Only (N=34)
Oral Prednisone + Local Corticosteroids (N=20)

*AC: anterior chamber cell. 100% pigmented cells excluded from analysis. One participant in Ozurdex alone arm had a single visit with 3+ AC cells that responded to local corticosteroids. Protocol amended early in study to include difluprednate after week 4 to match the taper in difluprednate regimens. 4+ AC cells due to Staph. epidermidis+ endophthalmitis post-AC tap (unrelated to Ixo-vec) in one participant excluded. *Includes one subject who received Ozurdex + difluprednate with 2+ AC cells at a single timepoint during an unscheduled visit.*
Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) criteria for white blood cells

Data cut: 15Nov2023

22

Ozurdex + Difluprednate Eyedrops Identified as Potential “Go-Forward” Regimen Optimized prophylaxis in LUNA resulted in an improved inflammatory profile versus OPTIC 2E11 Ozurdex + difluprednate resulted in > 90% of patients having no or minimal inflammation (0 or 0.5+ AC cells) Improved safety results in LUNA combined with efficacy on-track with OPTIC highlight potentially favorable benefit/risk profile of IVT Ixo-vec gene therapy for wet AMD Data cut: 15Nov2023. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) and National Eye Institute Scores for white blood cells.. No subject had more than 2+. * Mixed pigmented and non-pigmented cells; pc, pigmented cell. Key Preliminary Learnings OPTIC 2E11 ANTERIOR CHAMBER CELLS LUNA ANTERIOR CHAMBER CELLS GRADING SCALE

Mean Intraocular Pressure is Stable at Both Ixo-vec Doses Mean IOP Over Time by Dose N 30 30 30 30 28 29 26 21 15 12 Data cut: 15Nov2023 30 30 29 30 30 29 28 23 20 13 2x1011 vg/eye 6x1010 vg/eye N

30 30 29 30 30 29 28 23 20 13 30 30 28 30 30 29 28 23 20 12 30 30 30 30 29 29 26 21 15 12 Visual and Anatomic Outcomes in LUNA Confirm Activity Observed in OPTIC Mean CST (μm) change from baseline to last visit (CI) Mean Best Corrected Visual Acuity (BCVA) Over Time by Dose Mean Central Subfield Thickness (CST) Over Time by Dose N Mean BCVA (letters) change from baseline to last visit (CI) +0.5 (-2.2, 3.3) 6E10 vg/eye -1.7 (-4.5, 1.2) 2E11 vg/eye N -7.9 (-30.9, 15.0) 6E10 vg/eye -16.4 (-31.5, -1.3) 2E11 vg/eye 30 30 30 30 29 29 26 21 15 12 N N +0.2 (-4.6, 5.0) 2E11 vg/eye OPTIC (n=15) Data cut: 15Nov20323. LUNA 95% CI; OPTIC 90% CI. LUNA and OPTIC differ in study visit cadence -92.9 (-153.32, -32.55) 2E11 vg/eye OPTIC (N=15)

Anatomic Control Maintained with Greater CST Reduction Among Participants with Baseline CST >300 mm Mean CST change from baseline to last visit, μm (95% CI) 3.4 (-11.1, 17.9) BL ≤300 μm 27 27 27 26 27 24 23 18 14 N -24.9 (-45.8, -4.0) BL >300 μm N Data cut: 15Nov2023 Baseline Baseline Characteristic for Subgroup CST ≤300 mm CST >300 mm Mean CST, mm (SD) 270 (19) 417 (119) CST measurement missing for one participant at week 4 and week 26 33 31 33 33 31 30 21 17 10

N Anatomic Control Maintained with Greater CST Reduction in LUNA and OPTIC Participants with Baseline CST >300 mm LUNA Mean CST change from baseline to last visit, μm (95% CI) N Data cut: 15Nov2023 Baseline Characteristic for Subgroup CST >300 mm LUNA Mean CST, mm (SD) 417 (119) OPTIC Mean CST, mm (SD) 429 (175) OPTIC Mean CST change from baseline to week 28, μm (95% CI) -80.5 (-164.6, 3.5) BL >300 μm -24.9 (-45.8, -4.0) BL >300 μm 33 31 33 33 31 30 21 17 10 13 13 12 13 13 12 12 11 13 Baseline CST measurement missing for one participant at week 4 and week 26

93% Anti-VEGF Treatment Burden Reduction Across Both Doses in Patients Needing Mean > 9 Annualized Injections Before Ixo-vec Data cut: 02Jan2024. 71% reduction of annualized injections across both doses in subset of patients who received supplemental Injections. Ixo-vec 9 Participants with 1 Injection 6 Participants with >1 Injection 93% Reduction in Annualized Anti-VEGF 75%  Injection Free -1 Year 26 14 18 22 10 8 6 4 30 34 38 42 48 52 Study Week

Data cut: 02Jan2024. Participants had >9 mean annualized injections in the year prior to Ixo-vec. Ixo-vec 100% Injection Free 10 of 10 Patients Previously Receiving Bispecific Antibody Faricimab Remain Free of Injection After a Single IVT Ixo-vec Out to 34 Weeks -1 Year 26 14 18 22 10 8 6 4 30 34 38 42 48 52 Study Week

Early LUNA Data Support Favorable Benefit-Risk Profile for Ixo-vec  OPTIC demonstrated Ixo-vec 2E11 was well tolerated with significant activity, durability up to 4.5 years LUNA preliminary data demonstrate potentially: Continued potential best-in-class reduction in treatment burden, comparable to OPTIC 2E11 Confirmed activity based on visual acuity (BCVA) and anatomic endpoints (CST) Ozurdex + difluprednate is emerging as prophylaxis of choice with an improved safety profile versus OPTIC  LUNA Preliminary Data Indicate “Go Forward” Prophylactic Regimen for P3 at 2 Doses LUNA 26-week interim analysis expected mid-2024 Continued FDA and EMA formal and informal interactions Initiation of Phase 3 expected H1’25 Expected Next Steps Toward Phase 3

Thank You! Our special thanks to: LUNA investigators, study coordinator and the study teams LUNA participants and their families OPTIC participants and their families Our scientific advisors and key opinion leaders Adverum team members without whom pioneering research would not be possible.